UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

100 Pearl Street, 9th Floor

Hartford, CT 06103

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7598

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	May 31, 2016

MESSAGE TO SHAREHOLDERS

Dear Duff & Phelps Select Energy MLP Fund Inc. Shareholder:

Enclosed is the semiannual report for the Duff & Phelps Select Energy MLP Fund Inc. for the six months ended May 31, 2016. The report includes commentary from the portfolio management team at Duff & Phelps Investment Management, which discusses the performance of the Fund and the U.S. energy market, as well as the results of the annual meeting of shareholders that was held on June 2, 2016.

For the six-month period, the Fund’s net asset value (NAV) increased 2.23%, including $0.44 in reinvested distributions. During the same period, the average NAV of the constituents of the Lipper Energy MLP Closed-End Fund category declined 2.48%, including reinvested dividends. By comparison, U.S. equities, as measured by the S&P 500® Index, gained 1.93% for the six months ended May 31, 2016.

Despite a volatile start to the period into early 2016, the energy sector, including master limited partnerships (MLPs), rallied on higher oil prices. More recently, natural gas prices also edged higher. While stronger commodity prices are a welcome development for fund shareholders, the portfolio management team cautions that hurdles still exist, including the impact of the UK’s “Brexit” decision on the energy space. Even so, MLPs continue to offer an attractive source of diversified income for investors with a longer-term horizon.

On behalf of Duff & Phelps’ investment professionals, we thank you for your investment. If you have any questions, our customer service team is available to assist you at 1-866-270-7598 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Duff & Phelps Select Energy MLP Fund Inc.

July 2016

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE

MAY 31, 2016

(Unaudited)

About the Fund:

The Duff & Phelps Select Energy MLP Fund Inc. (NYSE: DSE) (the “Fund” or “DSE”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”). The Fund’s “Managed Assets” are equal to its net assets plus any borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not MLPs or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2016, the Fund’s leverage consisted of $68 million of debt, which represented approximately 27% of the Fund’s total assets.

Portfolio Review – Duff & Phelps Investment Management Co. (“DPIM”)

The Duff & Phelps Select Energy MLP Fund Inc. is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 18 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Charles Georgas, CFA, Portfolio Manager. The following commentary discusses Fund’s performance from DPIM’s management of the Fund from December 1, 2015 through May 31, 2016.

How did the equity markets and MLPs perform during the first half of the Fund’s fiscal year?

It was not the fact that MLPs (as measured by the Alerian MLP Index) outperformed the S&P 500® Index by 3.3% in the first half of 2016 that was so surprising, but what was shocking was how it transpired. On February 11, almost two-and-a-half months into the fiscal year, MLPs were down 30.7% and underperforming the S&P 500® by 19.1%. MLPs then went through a dramatic reversal that saw the sector rise 51.9% through May 31 and finish up 5.2% for the first half.

While a rally in late December largely erased earlier losses in the month, the sector traded down significantly in January and early February. Oil weakness was once again the driving factor. After closing the November 30, 2015 fiscal year at $41.65, oil twice traded below $27, once on January 20 and then again on February 11. The story for oil was very much the same: an imbalanced market that was driven by OPEC’s continued push for market share and further exacerbated by higher Iranian production post the lifting of the sanctions related to its nuclear program. Fundamentals for MLPs also did little to counteract the commodity pressure. While most MLPs were able to reconfigure funding plans for 2016 without having to cut their distributions, 2015 fourth quarter earnings were mediocre at best, and a number of companies put forth 2016 guidance below expectations. The rating agencies, led by Moody’s, played their usual game of catch-up and significantly stepped up pressure on both the MLPs and their Exploration & Production (“E&P”) customers by cutting ratings across the board. A number of MLPs found their debt downgraded to junk (non-investment grade) status while others struggled to keep their debt on the cusp. Additionally, a slew of E&P company bankruptcies and concerns that others were on the brink left investors struggling to determine each MLP’s exposure

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MAY 31, 2016

(Unaudited)

to weak counter-parties. A couple of high profile bankruptcy court cases and one ruling allowing an E&P to reject contracts with MLPs further heightened investor concerns. Finally, the sector continued to see extreme volatility as MLP investors reduced exposure and leverage. January featured 11 days when the Alerian MLP Index traded plus or minus 4% in a day.

Fortunately, after the index hit a new low on February 11, down 58.2% from its August, 2014 peak, the sector dramatically reversed course. Oil bounced off a double-bottom formation as news began to circulate that the Saudis had agreed to meet with Russia and other OPEC members about a possible production freeze. While the news sent the oil shorts scrambling to cover, perhaps the bigger news was the concrete evidence of falling U.S. production that began to emerge on the E&P fourth quarter earnings calls. Throughout the first quarter, the U.S. rig count had continued to plummet, but investors were still waiting to see this translate into lower production. During their earnings calls, E&P companies painted a much bleaker picture regarding expected 2016 production. Additionally, at the same time, actual production coming out of the Energy Information Agency (“EIA”) began to show U.S. production falling steadily. The strong U.S. dollar, which has always been viewed as a negative for oil prices, was down almost 4% in March (as measured by the U.S. Dollar Spot Index (“DXY”)). By the end of that month, oil was back to $38 and seemed to have its legs back underneath it. The market was growing more comfortable that a balanced global oil market by the summer could be a reality. The likelihood of this grew even greater in April and May as global oil supply was pushed lower by extraneous events, including rebel pipeline attacks in Nigeria and major wildfires around the Canadian Oil Sands. Oil continued to rally throughout April and May, closing May at $49.10, over 87% above its February low.

While oil was the catalyst, there were other factors that helped rally the MLPs. Disclosure after the market close on February 16 that Warren Buffett had taken a big stake in Kinder Morgan Inc. (KMI) seemed to be a signal to the market that it was now okay to start bottom fishing in the MLPs. Additionally, a major concern for the MLPs had been around access to the credit and equity markets as both markets had largely shut down. On the credit side, the energy credit market has seen an incredible turnaround since oil bottomed. The Bank of America Merrill Lynch US High Yield Energy Index rallied from a low of 320.6 on February 11 to 405.9 on March 31 to 468.0 on May 31. The equity markets also re-opened in late March, with Shell Midstream Partners (“SHLX”) becoming the first MLP to issue equity in over four months. Since then, MLPs have completed nine additional equity deals. We also believe that the mood among MLP executives is better. First quarter earnings for MLPs which were announced in late April and early May were better than expected. Certainly, a lot of this was driven by low expectations as guidance was set in mid-February right at the sector’s bottom and management teams had tended to be very conservative, but nevertheless, glimmers of optimism from management in the first quarter helped boost stock prices. Finally, a big theme over the last few months has been bullishness around natural gas liquids (“NGL”) prices, especially ethane. Approximately 700 mbbls/d of ethane is currently being rejected (i.e. left in the natural gas stream). The market now largely believes that most, if not all, of this is likely to be processed out and sold separately over the next 18-24 months as new ethane crackers and export facilities come on line. For this to occur, the market will need to see a significant rise in ethane prices, which will help a number of the midstream MLPs, especially the gathering and processing names.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MAY 31, 2016

(Unaudited)

What affected the Fund’s performance during the period?

The Fund’s stock price rose 10.69% on a total return basis for the first six-months of the fiscal year. During the period, the fund moved from a -2.4% discount to net asset value (“NAV”) at November 30, 2015 to a 5.7% premium on May 31, 2016.

On a NAV basis, the Fund returned 2.23% for the six-month period. On February 11, the Fund was down 53.3% for the period before gaining it all back and more over the last three-and-a-half months. Just as the Fund’s NAV was hurt by its leverage and some higher beta names on the way down, these same factors were big drivers behind the rebound. The Fund closed the first half with leverage of 27.0%.

During the period, the Fund was really helped by staying patient and sticking to its investment ideas, especially with some of the higher beta stocks. During the rebound, the Fund had seven stocks which more than doubled in price. The best performers for the Fund were a group of stocks that have significant leverage to the NGL/ethane theme discussed earlier. The Fund also had some Marine names and some higher-beta small caps that performed well. Finally, the Fund saw a nice rebound in a couple of its beaten down large caps. Two companies (Kinder Morgan Inc. and Teekay LNG Partners) that cut distributions back in December were two of the weaker performers in the Fund; both stocks were subsequently sold.

The overall market cap and sub-sector makeup of the portfolio is fairly similar to where it was at November 30, 2015. As a result of two mergers, we did have one stock (Markwest Energy Partners LP which merged with MPLX) get re-categorized. We also added a couple names in the Petroleum Transportation & Storage sub-sector while decreasing our holdings in Marine and Downstream/Other.

As previously announced, DSE made the decision to cut the its distribution by 30% from $0.315/quarter to $0.22/quarter beginning with the February 11 distribution payment. This was a difficult decision, but Fund management and Board determined that the distribution needed to be right-sized given the significant sector contraction, the sizable decrease in the Fund’s absolute leverage, and distribution cuts by companies in the Fund’s portfolio either caused by direct dividend cuts by portfolio MLPs or by indirect cuts resulting from mergers.

What is your outlook for the sector?

While MLPs have certainly enjoyed a big rally from the bottom, we still remain constructive on the sector. It is important to remember how far the MLPs fell; even today, the sector is still down 34.4% (as of June 28, 2016) from its August, 2014 highs. Perhaps our biggest concerns about MLPs are the repercussions stemming from the Brexit vote. The U.K’s historic vote to “Leave” has introduced much greater risk and volatility into the market. Furthermore, with Brexit, we are likely to see a stronger US dollar and a greater chance of a global recession, both of which will be negative for oil. Certainly, part of our conviction on MLPs revolves around higher oil prices. Throughout the downturn, we were firm believers that global imbalances would eventually work themselves out. As we move into the summer driving season, the market is now back in balance and it is our expectation that the combination of lagging production in the U.S. and some other key countries (China, Venezuela, Columbia) and increasing demand worldwide will start to work off global inventories over the coming years and push prices higher. Ultimately, the industry has curtailed a significant amount of the investment that is needed to fund the new projects required to meet growing demand later in the decade and beyond. Higher oil prices will be necessary to get this new investment flowing again.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MAY 31, 2016

(Unaudited)

Oil is not the only commodity that looks attractive to us. We believe both natural gas and NGL prices should move higher as well. U.S. natural gas traded below $2/MMBtu for much of the winter due to a combination of oversupply and warm weather. Nevertheless, assuming more normal weather, this market should also get back in balance which should push natural gas prices back up to more attractive levels. As evidence of this, natural gas today has now moved up to $2.92/MMBtu (as of June 28, 2016) with the January 2017 price trading $3.40/MMBtu. As discussed earlier, we also think the market looks bullish for natural gas liquids and, in particular, ethane. Most analysts believe that ethane will need to more than double from its current price of $0.23/gallon (as of June 28, 2016) in order to incentivize producers to process and strip it out of the natural gas stream. Furthermore, because many chemical plants can substitute propane for ethane, a higher ethane price will also push propane higher. Both higher natural gas prices and higher NGL prices are bullish for MLPs

Admittedly, even with higher commodity prices, MLPs still have hurdles to overcome. MLPs are facing declining volumes as U.S. production comes off, and many basins have excess pipeline and production capacity which means new project growth will be limited. A number of MLP balance sheets are stretched, and many small MLPs also remain orphaned. With roughly half the sector having come public since 2012, there are just too many MLPs out there. We believe that consolidation is absolutely necessary, but it is unclear if large MLPs see much benefit in buying up their smaller brethren, and thus some small caps may continue to just wither on the vine. Many MLPs will grow more slowly over at least the next few years, and their focus will be on increasing their distribution coverage rather than pushing their distribution growth. However, we believe that there are still MLPs that have a strong backlog of growth projects and acquisitions which will allow them to maintain steady distribution growth, and certain NGL-exposed MLPs could resume distribution growth as early as 2017. Higher commodity prices and easier access to the equity and credit markets are also attracting investors back to the sector as evidenced by four straight months of positive ETF and mutual fund inflows. At the end of the day, even as the sector struggles with the uncertainties around Brexit, we believe that still attractive yields and valuations should continue as a positive backdrop for MLPs.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MAY 31, 2016

(Unaudited)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets. The Fund has elected to be treated as a “C” corporation, for United States federal and state income tax purposes. Accordingly, the Fund may pay federal and applicable state corporate taxes.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Energy Sector Concentration: The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

OUR PRIVACY COMMITMENT

The Duff & Phelps Select Energy MLP Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Website and/or other communications.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MAY 31, 2016

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of May 31, 2016.

Asset Allocation

Energy	97%
Utilities	2
Other (includes short-term investments)	1

Total	100%

Country Weightings

United States (includes short-term investments)	93%
Marshall Islands	7

Total	100%

Sector Weightings

Traditional Midstream	88%
Marine/Shipping	6
Downstream/Other	5
Upstream	1

100%

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

KEY INVESTMENT TERMS

MAY 31, 2016 (Unaudited)

Alerian MLP Index

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.

Bank of America Merrill Lynch U.S. High Yield Energy Index

The Bank of America Merrill Lynch U.S. High Yield Energy Index tracks the performance of U.S. Dollar denominated below-investment grade corporate debt from energy companies publicly issued in the U.S. domestic market.

Lipper Energy MLP Closed-End Fund Average

The Lipper Energy MLP Closed-End Fund Average is the average performance at market of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds. Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments.

Master Limited Partnerships (MLPs)

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2016 (Unaudited)

($ reported in thousands)

	SHARES/ UNITS	VALUE

COMMON STOCKS—5.0%
Gathering/Processing—5.0%
Targa Resources Corp.	213,875	$9,160
TOTAL COMMON STOCKS (Identified Cost $4,381)		9,160
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—130.9%
Diversified—25.3%
Enterprise Products Partners LP	233,000	6,468
MPLX LP	478,499	15,264
NGL Energy Partners LP	135,000	2,028
ONEOK Partners LP	99,291	3,768
Williams Partners LP	588,914	18,798

		46,326

Downstream/Other—6.8%
Cheniere Energy Partners LP	100,000	2,891
SunCoke Energy Partners LP	102,450	1,114
Sunoco LP	255,000	8,458

		12,463

Gathering/Processing—22.6%
Crestwood Equity Partners LP	191,783	4,139
DCP Midstream Partners LP	321,000	10,763
EnLink Midstream Partners LP	976,399	15,368
Rice Midstream Partners LP	165,000	3,018
Western Gas Partners LP	164,000	8,172

		41,460

Marine/Shipping—8.1%
Gaslog Partners LP	396,830	8,064
Knot Offshore Partners LP	261,000	4,834
Seadrill Partners LLC	405,584	2,048

		14,946

Natural Gas Pipelines—16.6%
Energy Transfer Partners LP	647,235	23,469

	SHARES/ UNITS	VALUE

Natural Gas Pipelines (continued)
Tallgrass Energy Partners LP	155,000	$7,015

		30,484

Petroleum Transportation & Storage—48.6%
Enbridge Energy Partners LP	915,000	19,892
Genesis Energy LP	222,000	8,363
NuStar Energy LP	420,000	20,651
Plains All American Pipeline LP	568,000	13,138
Sunoco Logistics Partners LP	390,000	10,706
Tesoro Logistics LP	183,122	9,000
Vtti Energy Partners LP	130,000	2,639
Western Refining Logistics LP	203,100	4,795

		89,184

Retail Propane—2.3%
AmeriGas Partners LP	91,000	4,175

Upstream—0.6%
Memorial Production Partners LP	540,000	1,134
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $346,842)		240,172
TOTAL LONG TERM INVESTMENTS—135.9%
(Identified Cost $351,223)		249,332	(2)
SHORT-TERM INVESTMENT—1.9%
Money Market Mutual Fund—1.9%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.410%)(3)	3,454,893	3,455
TOTAL SHORT-TERM INVESTMENT (Identified Cost $3,455)		3,455
TOTAL INVESTMENTS—137.8% (Identified Cost $354,678)		252,787	(1)
Other assets and liabilities, net—(37.8)%		(69,397)

NET ASSETS—100.0%		$183,390

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2016 (Unaudited)

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Income Tax Information: For tax information at May 31, 2016, see Note 5 Income Tax Information in the Notes to Financial Statements.
(2)	All or a portion of the portfolio is segregated as collateral for borrowings.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of May 31, 2016 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at May 31, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$9,160	$9,160
Master Limited Partnerships and Related Companies	240,172	240,172
Short-Term Investments	3,455	3,455

Total Investments	$252,787	$252,787

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at May 31, 2016.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2016 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $354,678)	$252,787
Receivables
Investment securities sold	329
Dividends	62
Deferred tax asset, net (Note 5)	—
Prepaid director retainer	2
Prepaid expenses	35

Total assets	253,215

Liabilities
Payables
Borrowings (Note 8)	68,000
Investment securities purchased	1,285
Investment advisory fee	206
Administration and accounting fees	64
Professional fee	155
Directors’ fees and expenses	25
Interest payable on borrowings	13
Transfer agent fees and expenses	2
Other accrued expenses	75

Total liabilities	69,825

Net Assets	$183,390

Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$26
Capital paid in on shares of beneficial interest	434,219
Accumulated undistributed net investment income (loss), net of taxes	(7,674)
Accumulated undistributed net realized gain (loss), net of taxes	(141,290)
Net unrealized appreciation (depreciation), net of taxes	(101,891)

Net Assets	$183,390

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 26,009,359	$7.05

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 2016 (Unaudited)

($ reported in thousands)

Investment Income
Dividends and distributions	$11,642
Less return of capital distributions (Note 2C)	(11,122)

Total investment income	520

Expenses
Investment advisory fees	1,026
Administration and accounting fees	136
Professional fees	99
Directors’ fees and expenses	72
Printing fees and expenses	71
Custodian fees	3
Transfer agent fees and expenses	6
Miscellaneous	68

Total expenses before interest expense	1,481
Interest expense	441

Total expenses after interest expense	1,922

Net investment income (loss) before income taxes	(1,402)
Current tax benefit (expense)	—

Net investment income (loss)	(1,402)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments before income taxes	(83,907)
Deferred tax benefit (expense)	—

Net realized gain (loss) on investments	(83,907)

Net change in unrealized appreciation (depreciation) on investments before income taxes	85,804
Deferred tax benefit (expense)	—

Net change in unrealized appreciation (depreciation)	85,804

Net realized and unrealized gain (loss) on investments after income taxes	1,897

Net increase (decrease) in net assets resulting from operations	$495

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended May 31, 2016 (Unaudited)		Year Ended November 30, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(1,402)		$(3,946)
Net realized gain (loss)	(83,907)		(72,986)
Net change in unrealized appreciation (depreciation)	85,804		(138,396)

Increase (decrease) in net assets resulting from operations	495		(215,328)

From Distributions to Shareholders
Return of capital	(11,428	)(1)	(40,791)

Decrease in net assets from distributions to shareholders	(11,428)		(40,791)

From Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (36,968 and 117,155 shares, respectively)	257		1,550

Increase (decrease) in net assets from share transactions	257		1,550

Net increase (decrease) in net assets	(10,676)		(254,569)

Net Assets
Beginning of period	194,066		448,635

End of period	$183,390		$194,066

Accumulated undistributed net investment income (loss) net of taxes at end of period	$(7,674)		$(6,272)

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of May 31, 2016, we estimate 100% of the distributions will represent return of capital.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY FUND INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2016 (Unaudited)

Increase (decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$495

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales of long-term investments	73,889
(Increase) Decrease in investment securities sold receivable	1,066
Purchase of long-term investments	(47,723)
Increase (Decrease) in investment securities purchased payables	1,285
Net (purchases) or sales of short-term securities	(513)
Net change in unrealized (appreciation)/depreciation	(85,804)
Net realized gain/(loss) on investments	83,907
Return of capital distributions on investments	11,122
(Increase) Decrease in dividends receivable	57
(Increase) Decrease in prepaid expenses	(3)
(Increase) Decrease in prepaid directors’ retainer	7
Increase (Decrease) in interest payable on borrowings	(18)
Increase (Decrease) in investment advisory fees payable	(50)
Increase (Decrease) in administration and accounting fees payable	(32)
Increase (Decrease) in directors’ fees and expenses payable	(8)
Increase (Decrease) in other accrued expenses payable	(6)

Cash provided by (used for) operating activities	37,671

Cash provided by (used for) financing activities:
Cash payments for borrowings	(26,500)
Cash dividends paid to shareholders	(11,171)

Cash provided by (used for) financing activities	(37,671)

Net increase (decrease) in cash	—

Cash:
Cash and foreign currency at beginning of period	—

Cash and foreign currency at end of period	$—

Cash flow information:
Reinvestment of dividends and distributions	$257
Cash paid during the period for interest	459

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended May 31, 2016 (Unaudited)		For the Year Ended November 30, 2015	From Inception(1) to November 30, 2014
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$7.47		$17.35	$19.10	(1)(2)

Income from investment operations:
Net investment income/(loss)(3)	(0.05)		(0.15)	(0.09)
Net realized and unrealized gain/(loss)	0.07		(8.15)	(1.30)

Total from investment operations	0.02		(8.30)	(1.39)

Dividends and/or Distributions to Shareholders:
Distributions from return of capital	(0.44)		(1.58)	(0.32)

Total dividends and distributions to shareholders	(0.44)		(1.58)	(0.32)

Offering costs charged to paid in capital	—		—	(0.04)

Net asset value, end of period	$7.05		$7.47	$17.35

Market price, end of period(4)	$7.45		$7.29	$15.80

Total return, net asset value(5)	2.23	%(9)	(50.79)%	(7.64	)%(9)
Total return, market value(6)	10.69	%(9)	(47.24)%	(19.72	)%(9)
Net assets, end of period (000’s)	$183,390		$194,066	$448,635

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)(8)	2.63	%(10)	2.28%	2.02	%(10)(11)
Ratio of net investment income/(loss) to average net assets	(1.92	)%(10)	(1.20)%	(1.16	)%(10)(11)
Portfolio turnover rate	22	%(9)	20%	22	%(9)

Bank Borrowings:
Loan outstanding, end of period (000’s)	$68,000		$94,500	$193,500
Asset coverage for loan outstanding, end of period	370%		305%	332%

(1)	The Fund commenced operations on June 25, 2014, the date which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90.
(3)	Calculated based on average shares outstanding.
(4)	Closing Price – New York Stock Exchange.
(5)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

(7)	Ratio of operating expenses to average net assets, before interest expense and before tax benefit (expense), was 2.02%, 1.84%, and 1.73% for the periods ended May 31, 2016, November 30, 2015, and November 30, 2014, respectively.
(8)	Ratio of operating expenses to average net assets, before interest expense and after tax benefit (expense), was 2.02%, 1.84%, and 1.73% for the periods ended May 31, 2016, November 30, 2015, and November 30, 2014, respectively.
(9)	Not annualized.
(10)	Annualized.
(11)	Ratio is calculated starting June 30, 2014, the date the Fund began accruing expenses.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2016 (Unaudited)

Note 1. Organization

The Fund is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s primary investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) approved by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available,

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage- backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Investment Income and Return of Capital Estimates

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended May 31, 2016, the Fund estimates that 91% of the MLP distributions received will be treated as a return of capital.

D.	Federal and State Income Taxes

Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations (currently at a maximum rate of 35%). The Fund may also be subject to a 20% alternative minimum tax to the extent that alternative minimum tax exceeds the Fund’s regular income tax liability. In addition, as a “C” corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs (state effective rate currently estimated at 2.02%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.

E.	Income Tax Accounting Policy

The Fund applies ASC 740 (Accounting for income taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative factors in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalty on such positions as a component of tax expense.

F.	Distributions to Shareholders

Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e. cash distributions received from the Fund’s investments in MLPs less expenses.

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.

The Fund will inform the shareholder of the final tax character of its distributions on Form 1099-DIV in February 2017. For the period ended May 31, 2016, we currently estimate that 100% of the distributions will be considered return of capital for federal income tax purposes.

G.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage).

B.	Subadviser

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly owned subsidiary of Virtus, is the subadviser for the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund. For its services, DPIM receives an annual fee, payable monthly from the Adviser. No fee is paid to DPIM directly from the Fund.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly owned subsidiary of Virtus, serves as the administrator to the Fund.

For the period ended May 31, 2016, the Fund incurred administration fees totaling $103 which are included in the Statement of Operations. A portion of those fees is paid to sub-administrators that also provide services to the Fund.

D.	Directors

For the period ended May 31, 2016, the Fund incurred Directors’ fees totaling $57 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended May 31, 2016, were as follows:

Purchases	Sales
$47,723	$73,889

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

There were no purchases or sales of long-term U.S. Government and agency securities for the period ended May 31, 2016.

Note 5. Income Tax Information

($ reported in thousands)

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended May 31, 2016. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

The Fund’s income tax provision consists of the following as of May 31, 2016:

	Current tax expense (benefit)	Deferred tax expense (benefit)	Valuation Allowance expense (benefit)	Total tax expense (benefit)
Federal tax expense (benefit)	$—	$124	$(124)	$—
State tax expense (benefit)	—	11	(11)	—

Total tax expense (benefit)	$—	$135	$(135)	$—

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$173	35.00%
State income taxes, net of federal benefit	10	2.02
Return to provision and other	(48)	(9.72)
Effect of valuation allowance	(135)	(27.30)

Total income tax expense (benefit)	$—	0.00%

Components of the Fund’s net deferred tax asset (liability) as of May 31, 2016, are as follows:

Deferred tax asset:
Net unrealized depreciation on investments (tax basis)	$24,776
Capital loss carryforward (tax basis)	45,192
Net operating loss carryforward (tax basis)	23,767
Charitable contribution carryforward	17

Net deferred tax asset before valuation allowance	93,752

Less: Valuation allowance	(93,752)

Net deferred tax asset (liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s net asset value. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.

At the period ended May 31, 2016, the Fund has net operating loss carryforwards (“NOL”) available for federal income tax purposes of $64,208. If not utilized, the federal NOL expires in years 2033 through 2036. Additionally, as of May 31, 2016, the Fund has capital loss carryforwards of $122,091 which may be carried forward for 5 years. If not utilized, the capital loss will expire in years 2018 through 2021. The Fund has recorded a valuation allowance for $93,752 of the net deferred tax asset at May 31, 2016, as the Fund believes it is more likely than not that the asset will not be realized within the relevant carryforward period.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. All tax years since inception remain open and subject to examination by tax jurisdictions. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At May 31, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$319,833	$13,706	$(80,752)	$(67,046)

The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.

Note 6. Indemnifications

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Director has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Transactions

At May 31, 2016, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 26,009,359 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2016 and November 30, 2015, there were 36,968 and 117,155 shares issued pursuant to the Plan.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $90,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended May 31, 2016, were $106 and are included in interest expense on the Statement of Operations. Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted into a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From December 1, 2015 to May 31, 2016, the average daily borrowings under the Agreement and the weighted daily average interest rate were $58,640 and 1.123%, respectively. At May 31, 2016, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$68,000	1.175%

Note 9. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 10. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2016 (Unaudited)

and other laws and regulations affecting their products and other activities. The outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Duff & Phelps Select Energy MLP Fund Inc. Shareholder Relations: 1-866-270-7598

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7598. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AMENDED AND RESTATED BYLAWS

Effective April 7, 2016, the Fund’s Board amended and restated in its entirety the Bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among others, the following revisions: (i) a revised advanced notice provision for shareholder nominees for Directors and proposals for other business that provides for a window of 150 to 120 days prior to the anniversary of the prior year’s proxy statement date; (ii) revised requirements with respect to the information that must accompany any such notice by a shareholder as provided in the Bylaws; and (iii) a revision to indicate that shareholders are generally not entitled to certificates representing shares. The foregoing description of any revisions made in the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of April 7, 2016, which are available by writing to the Secretary of the Fund at 101 Munson Street, Greenfield, MA 01301-9668.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS

The Board of Directors (the “Board”) of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and of the subadvisory agreement with Duff & Phelps Investment Management Co. (“DPIM”) (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on December 3, 2015, the Board, including a majority of the Directors who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and DPIM (the “Subadviser”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VAIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VAIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Director may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VAIA and the Subadviser; (2) the performance of the Fund as compared to its appropriate peer group and appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VAIA under the Advisory Agreement; (5) any “fall-out” benefits to VAIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VAIA, the Subadviser or their affiliates from VAIA’s or the Subadviser’s relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VAIA and the Subadviser by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Directors received in advance of the meeting information in the form of questionnaires completed by VAIA and the Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations, and compliance structure. The Directors also received a presentation by VAIA’s and DPIM’s senior management personnel, during which among other items, DPIM’s investment process, investment strategies, personnel, compliance procedures, and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Fund’s subadviser, including (a) VAIA’s ability to select and monitor the subadviser; (b) VAIA’s ability to provide the services necessary to monitor the subadviser’s

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which the subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services to be provided by VAIA and its affiliates to the Fund; (e) VAIA’s supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that an affiliate of VAIA serves as administrator to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of VAIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VAIA’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations, or material litigation.

After considering all of the information provided to them, the Directors concluded that the nature, extent and quality of the services provided by VAIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VAIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that the Fund performed below the median of its Performance Universe for the 1-year period, and that the Fund underperformed its benchmark for the 1-year period ended March 31, 2015.

After reviewing these and related factors, the Board concluded that the reasons discussed for the Fund’s underperformance were satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VAIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management fees and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VAIA. In this regard, the Board considered information regarding the overall profitability of VAIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VAIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VAIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VAIA and its affiliates.

In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VAIA out of the fees that VAIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VAIA to the affiliated Subadviser, the Board noted that, because the Subadviser is an affiliate of VAIA, such profitability might be directly or indirectly shared by VAIA, and therefore the board considered the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

profitability of VAIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VAIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VAIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Fund managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.

Other Factors

The Board considered other benefits that may be realized by VAIA and the Subadviser and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VAIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VAIA, there are no other direct benefits to the Subadviser or VAIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios affiliated with the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the Agreements with respect to the Fund.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Duff & Phelps Select Energy MLP Fund Inc. was held on June 2, 2016. The meeting was held for purposes of electing one (1) nominee to the Board of Directors.

The results were as follows:

Election of Director	Votes For	Votes Withheld
Thomas F. Mann	22,276,181	818,664

Based on the foregoing, Thomas F. Mann was re-elected as Director. The Fund’s other Directors who continue in office are George R, Aylward, Philip R. McLoughlin, William R. Moyer and James M. Oates.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

1 Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services1-866-270-7598

Websitewww.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7598.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7598

or closedendfunds@virtus.com

or visit Virtus.com.

8567	07-16

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

AMENDED AND RESTATED BYLAWS

Effective April 7, 2016, the Fund’s Board amended and restated in its entirety the Bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among others, the following revisions: (i) a revised advanced notice provision for shareholder nominees for Directors and proposals for other business that provides for a window of 150 to 120 days prior to the anniversary of the prior year’s proxy statement date; (ii) revised requirements with respect to the information that must accompany any such notice by a shareholder as provided in the Bylaws; and (iii) a revision to indicate that shareholders are generally not entitled to certificates representing shares. The foregoing description of any revisions made in the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of April 7, 2016, which are available by writing to the Secretary of the Fund at 101 Munson Street, Greenfield, MA 01301-9668.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Select Energy MLP Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date:    8/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date:    8/4/16

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer (principal financial officer)

Date:    8/4/16

*	Print the name and title of each signing officer under his or her signature.